SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:    January 21, 1997
(Date of earliest event reported)


                         MORTGAGE CAPITAL FUNDING, INC.
                             (Packager and Servicer)
                              (Issuer in Respect of
   Multifamily/Commercial Mortgage Pass-Through Certificates Series 1996-MC2)
               (Exact name of registrant as specified in charter)

            Delaware               3-25068; 33-63924           13-3408716
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     (State or other juris-           (Commission           (I.R.S. Employer
     diction of organization)          File Nos.)           Identification No.)

       399 Park Avenue, New York, New York                          10043
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     (Address of principal executive offices)                     (Zip Code)

     Registrant's Telephone Number, including area code (212) 793-5880

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     (Former name, former address and former fiscal year, if changed since last report.)

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Item 5.  Other Events.


                         MORTGAGE CAPITAL FUNDING, INC.
                         Multifamily/Commercial Mortgage
                   Pass-Through Certificates, Series 1996-MC2
                 -----------------------------------------------

     On December 19, 1996, the Registrant issued the Multifamily/Commercial Mortgage Pass-Through Certificates, Series 1996-MC2 (the "Certificates") pursuant to a Pooling and Servicing Agreement, dated as of December 1, 1996 (the "Agreement").

     In connection with the first distribution of principal and interest payments on the Ceritificates on January 21, 1997, the Trustee under the Agreement furnished to holders of record of the Certificates a statement. Such statement is being filed as an exhibit to this report.


Item 7.  Financial Statements and Exhibits

         (a)  Not applicable

         (b)  Not applicable

         (c)  Exhibits


          Exhibit No.                      Description
          -----------                      -----------

              20         Statement to Certificateholders dated January 21, 1997


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


MORTGAGE CAPITAL FUNDING, INC.
(Registrant)

By: /s/ Richard L. Jarocki, Jr.
   -------------------------------
     Richard L. Jarocki, Jr.
     Vice President

     Dated: February 4, 1997


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